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                                                                   Exhibit 10.16

                              AMENDED AND RESTATED
                        CONVERTIBLE AND SUBORDINATED NOTE

                  THIS CONVERTIBLE NOTE AND THE SHARES INTO WHICH IT MAY BE CONVERTED HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.


                  FOR VALUE RECEIVED, this Amended and Restated Convertible Note (this "Convertible Note") is made on this 17th day of April, 1997 by Bluestone Software, Inc. (the "Products Company"), a Delaware corporation and successor by merger to Bluestone Consulting, Inc., a New Jersey corporation (the "Former Corporation" and together with the Products Company, the "Company"), having its principal place of business at 1000 Briggs Road, Mount Laurel, New Jersey 08054, in favor of Mark Baiada (the "Payee") on the terms and conditions set forth herein.


                              W I T N E S S E T H:

                  WHEREAS, as of January 1, 1996, the Company executed a Convertible Note in favor of Payee in the principal amount of One Million Dollars ($1,000,000) (the "Original Convertible Note"), which Original Convertible Note is convertible into 700,000 shares of common stock of the Company;

                  WHEREAS, pursuant to a Contribution and Distribution Agreement dated of even date herewith by and between the Products Company and Bluestone Consulting, Inc., a Delaware corporation (the "Services Company"), the Products Company will contribute certain of its assets relating to its services business to the Services Company in exchange for all of the issued and outstanding stock of the Services Company and the assumption by the Services Company of certain liabilities of the Products Company, as more specifically set forth in the Contribution and Distribution Agreement, and immediately thereafter, the Products Company shall distribute all of the issued and outstanding stock of the Services Company to Mr. Mel Baiada, the sole shareholder of the Products Company;

                  WHEREAS, pursuant to and in connection with the Contribution and Distribution Agreement, the Services Company has agreed to assume FIVE HUNDRED THOUSAND DOLLARS ($500,000) of the principal amount of the Original Convertible Note (the "Assumed Principal Amount"), with the remaining FIVE HUNDRED THOUSAND DOLLARS ($500,000) of the principal amount of the Original Convertible Note remaining as a liability of the Products Company (the "Retained Principal Amount");




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                  WHEREAS, to effect the assumption by the Services Company of the Assumed Principal Amount, the Services Company shall execute a Convertible
Note in favor of Payee, which note shall be convertible into the common stock of the Services Company in accordance with its terms; and

                  WHEREAS, this Convertible Note is issued by the Products Company to (i) amend and restate in its entirety the Original Convertible Note to effect the Products Company's continuing indebtedness relative to the Retained Principal Amount and (ii) reflect the assumption by the Services Company of the Assumed Principal Amount.


                  NOW THEREFORE, intending to be legally bound hereby and intending to have this Amended and Restated Convertible Note govern the terms and conditions of the Retained Convertible Note, the Products Company hereby makes this Convertible Note in favor of Payee upon the terms and conditions set forth as follows:

                  1. PAYMENT. Subject to the terms and conditions hereafter set forth, the Company hereby promises to pay to the order of Payee, the Principal in the amount of Five Hundred Thousand Dollars ($500,000) as follows:

                           a. PAYMENT OF PRINCIPAL. To the extent not paid
sooner pursuant to Section 2 hereof, the Principal shall be due and payable, in lawful money of the United States, to Payee on December 31, 2002.

                           b. PAYMENT OF INTEREST. Interest on the Principal
outstanding under this Convertible Note shall accrue from the date hereof at a rate of ten percent (10%) per annum, compounded annually, without set off or deductions and shall continue to accrue until the entire Principal is paid in full. The Company shall make annual payments of accrued interest to Payee, in arrears, on or before each anniversary of the date of this Convertible Note, or if such interest payment date is a Saturday, Sunday or a legal holiday, then on the next business day following such interest payment date. All computations of the interest rate hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) this Convertible Note is outstanding.

                           c. PAYMENT. Both principal and interest are payable
in lawful money of the United States of America by wire (or intra-bank) transfer of same day funds to the account of the Payee at such banking institution as the Payee designates or, if requested by the Payee, by certified or official bank check payable to the Payee mailed to the Payee at the address of the Payee as set forth in the records of the Company or such other address as shall be designated in writing by the Payee to the Company.

                  2. PREPAYMENT. The Company may, at any time after the date hereof with the prior written consent of the Payee, pay all amounts due under this Convertible Note without penalty or premium, in whole or in part, upon payment of the Principal hereof, together with interest on the


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Principal amount paid hereunder to the date of such payment. Any partial prepayments of this Convertible Note shall be applied first to accrued interest and then to original principal.

                  3. SUBORDINATION OF CONVERTIBLE NOTE. Anything in this Convertible Note to the contrary notwithstanding, the indebtedness evidenced by this Convertible Note, and any renewals or extensions thereof, including Principal and interest, shall at all times be wholly subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth in this
Section 3, to all principal of and interest on all indebtedness of the Company to PNC Bank, N.A. (the "Bank"), whether outstanding on the date hereof or created or incurred after the date hereof. Such indebtedness of the Company to which this Convertible Note is subordinate and junior is sometimes hereinafter referred to as "Senior Indebtedness".

                           a. In the event of any liquidation, dissolution or
winding up of the Company, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its property, all principal and interest owing on all Senior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by this Convertible Note. In any such event, any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) that shall be made upon or in respect of this Convertible Note shall be paid over to the Bank, for application in payment thereof unless and until such Senior Indebtedness shall have been paid or satisfied in full.

                           b. In the event that this Convertible Note is
declared or becomes due and payable because of the occurrence of any default hereunder or otherwise other than at the option of the Company , under circumstances when the foregoing clause (a) shall not be applicable, the holder of the Convertible Note shall be entitled to payment only after there shall first have been paid in full all Senior Indebtedness outstanding at the time the Convertible Note becomes due and payable because of any such event, or payment shall have been provided for in a manner satisfactory to the Bank.

                           c. During the continuance of any default in the
payment of either principal or interest on any Senior Indebtedness, no payment of principal or interest shall be made on the Convertible Note.

                           d. For the thirty (30) day period after the
occurrence of, and during the continuance of, any event of default with respect to Senior Indebtedness of which the holder of the Convertible Note has been given notice by the Company or the Bank, the holder of the Convertible Note will not (i) demand payment of principal or interest on the Convertible Note or otherwise cause the Convertible Note to become due or (ii) exercise any remedies with respect to the Convertible Note, unless and until all Senior Indebtedness shall have been paid in full or the Bank shall have otherwise consented in writing.



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                           e. The provisions of this Section 3 are solely for
the purpose of defining the relative rights of the Bank on the one hand, and the holder of the Convertible Note on the other hand, and nothing herein shall impair, as between the Company and the holder of the Convertible Note, the obligation of the Company, which is unconditional and absolute, to pay the principal of and interest on the Convertible Note in accordance with its terms; nor shall anything herein prevent the holder of the Convertible Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights under this Section 3 of the Bank.

                           f. Notwithstanding anything to the contrary set forth
herein, nothing in this Section 3 shall limit the rights of the holder of the Convertible Note to convert the principal amount of the Convertible Note as provided in Section 4 hereof.

                  4. OPTIONAL CONVERSION. Payee shall have the right, at Payee's option, at any time and from time to time prior to repayment of all amounts due under this Convertible Note or maturity of this Convertible Note, to convert all or any portion of the outstanding Principal due under this Convertible Note into up to Seven Hundred Thousand (700,000) fully paid and nonassessable shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), at a conversion price equal $.71 per share (the "Conversion Price"). The number of Conversion Shares and the Conversion Price are each as set forth in Section 5 hereof.

                           a. In order to exercise the conversion privilege,
Payee shall surrender this Convertible Note, duly endorsed, to the Company's principal address set forth above, together with written notice of conversion to the Company that Payee elects to convert this Convertible Note or the portion thereof specified in said notice. As promptly as practicable after the surrender of this Convertible Note as aforesaid, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to Payee a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Convertible Note or portion thereof registered in the name of Payee in accordance with the provisions of this Section 4 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided below. In case this Convertible Note shall be surrendered for partial conversion, the Company shall execute and deliver to Payee, without charge, a new Convertible Note in an aggregate principal amount equal to the unconverted portion of the surrendered Convertible Note, provided that, except for the amount of shares into which the new Convertible Note may be converted, the new Convertible Note shall have all of the same terms and conditions as this Convertible Note.

                           b. Each conversion shall be deemed to have been
effected immediately prior to the close of business on the day on which this Convertible Note shall have been surrendered and the conversion notice shall have been received by the Company, as aforesaid and Payee shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable upon such conversion.

                           c. No fractional shares of Common Stock or scrip
representing fractional shares shall be issued upon conversion of this Convertible Note. If any fractional share of Common


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Stock would be issuable upon the conversion of this Convertible Note, then the
Company shall make an adjustment therefor in cash at the conversion price.

                           d. Upon any conversion of this Convertible Note,
or any portion hereof, appropriate cash adjustment shall be made for or on account of any interest accrued hereon or such portion. Upon conversion of all or any portion of the unpaid Principal amount hereof, the principal obligation due hereunder shall be deemed reduced to the extent of the value of the aggregate conversion price of the Common Stock acquired thereby.

                  5. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                           a. STOCK DIVIDEND, SPLIT OR SUBDIVISION OF SHARES. If
the number of shares of Common Stock outstanding at anytime after the date hereof is increased or deemed increased by a stock dividend payable in shares of Common Stock or other securities (other than options granted under an employee stock option plan) convertible into or exchangeable for shares of Common Stock ("Equivalents") or by a subdivision or split-up of shares of Common Stock or Equivalents (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date fixed for the determination of holders of Common Stock or Equivalents entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased (but in no event shall the Conversion Price be decreased below the par value of the Common Stock issuable upon conversion of this Convertible Note) and the number of Conversion Shares shall be increased in proportion to such increase in outstanding shares (on a fully diluted basis).

                           b. COMBINATION OF SHARES. If, at any time after the
date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date for such combination, the Conversion Price shall be appropriately increased and the number of Conversion Shares shall be decreased in proportion to such decrease in outstanding shares (on a fully diluted basis).

                  6. CONSOLIDATION OR MERGER. If any consolidation or merger of the Company or the sale of all or substantially all its assets shall be effected, then, as a condition of such consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Convertible Note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of this Convertible Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of Common Stock immediately theretofore so receivable by such holder had such consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustment of the conversion price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. The Company shall not effect any such consolidation, merger of sale, unless prior to


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or simultaneously with the consummation thereof, the successor (if other than the Company) resulting from such consolidation or merger or the purchaser of such assets shall assume by written instrument executed and mailed or delivered to the holder hereof, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  7. NOTICE OF ADJUSTMENT OF CONVERSION SHARES OR CONVERSION PRICE. Upon any adjustment of the number of Conversion Shares or the Conversion Price, then and in each such case, the Company shall give written notice thereof, to the holder hereof, which notice shall state the conversion price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  8. COLLECTION. Should the indebtedness evidenced by this Convertible Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Convertible Note placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees, incurred by the Payee in collecting this Convertible Note.

                  9. BANKRUPTCY OF THE COMPANY. In the event of an actual or deemed entry of any order for relief with respect to the Company under the Federal Bankruptcy Code, this Convertible Note, all interest thereon and all other amounts payable hereunder shall automatically become and be due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived by the Company.

                  10. WAIVER OF PRESENTMENT. The Company hereby waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Convertible Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Convertible Note. The Company agrees that the Company's liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extensions of time, renewal, waiver or modification granted or consented to by the Payee. The Company agrees that additional guarantors or sureties may become parties hereto without notice to the Company or affecting its liability hereunder. The Company hereby waives and releases all errors, defects and imperfections in any proceeding instituted by the Payee under the terms of this Convertible Note.


                  11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

                           a. The Company is a corporation duly organized,
validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own and lease its property, to carry on its business as presently conducted and as proposed to be conducted

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(as previously disclosed to Payee) and to execute and deliver, and to perform all of its obligations under this Convertible Note.

                           b. The execution, delivery and performance by the
Company of this Convertible Note is within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene or cause a breach or default under (i) the Company's Certificate of Incorporation or Bylaws, (ii) any law or any order, decree, writ, judgment, award, injunction or similar legal restriction currently applicable to the Company, or (iii) any contractual provision or restriction contained in any indenture, loan or credit agreement, guaranty, mortgage, deed of trust, bond, note, or other agreement, instrument or understanding which binds or affects or purports to bind or affect the Company; nor will such execution, delivery or performance result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of the Company's properties.

                           c. No authorization, approval or consent or other
action by, and no notice to or filing with, any governmental authority, regulatory body or other person or entity is required for the due execution, delivery or performance by the Company of this Convertible Note or the consummation of the transactions contemplated hereby and thereby, except for any federal or Blue Sky filings, which filings shall be made within the required time periods.

                           d. This Convertible Note when executed and delivered
hereunder will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  12. NOTICES. All notices and other communications from the Company to Payee shall be in writing, and shall be delivered by hand, sent by overnight courier, or mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by Payee. All notices and other communications from Payee or in connection herewith to the Company shall be in writing, and shall be delivered by hand, sent by overnight courier, or mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth above. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to Payee and thereafter all references in this Convertible Note to the location of its principal office at the particular time shall be as so specified in such notice.

                  13. NO RIGHTS AS STOCKHOLDER. Notwithstanding Payee's rights hereunder, until the conversion of this Convertible Note, Payee shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

                  14. CHANGE OR WAIVER. Any term of this Convertible Note may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.



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                  15. HEADINGS. The headings in this Convertible Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Convertible Note.

                  16. SEVERABILITY. If any provision of this Convertible Note is held to be invalid or unenforceable by a court of competent jurisdiction, then the other provisions of this Convertible Note shall remain in full force and effect and shall be liberally construed in favor of the Payee in order to effect the provisions of this Convertible Note.

                  17. REMEDIES NOT EXCLUSIVE. All rights and remedies of the Payee under this Convertible Note and any applicable law are separate and cumulative, and the exercise of one shall not limit or prejudice the exercise of any other such rights or remedies. The enumeration in this Convertible Note of any waivers or consents by the Company shall not be deemed exclusive of any additional waivers or consents by the Company which may be deemed to exist in law or equity. No delay or omission by the Payee in exercising any right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment of this Note, shall be deemed made by the Payee unless in writing and duly signed by an officer of the Payee. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Payee, and no single or partial exercise of any right or remedy under this Convertible Note shall preclude any other or further exercise thereof or any other right or remedy.

                  18. SUCCESSORS AND ASSIGNS. This Convertible Note inures to the benefit of the Payee and binds the Company, and their respective successors and assigns, and the words "Payee" and the "Company" whenever occurring herein all be deemed and construed to include such respective successors and assigns.

                  19. GOVERNING LAW. This Convertible Note is made and delivered in and shall be governed by the laws of the State of Delaware without regard to principles of conflicts or choice of laws of any jurisdiction.


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                  IN WITNESS WHEREOF, the Company has executed this Convertible
Note by its duly authorized officer as of the date set forth above.

                                     BLUESTONE SOFTWARE, INC.


                                     By: /s/ Mel Baiada
                                         --------------------------------
                                              Mel Baiada
                                              President








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